EXHIBIT 99
DEARBORN BANCORP REPORTS 2007
AND FOURTH QUARTER EARNINGS
     DEARBORN, Michigan, January 15, 2008 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the holding company for Fidelity Bank (formerly Community Bank of Dearborn) today reported its earnings for 2007 and the Fourth Quarter of the year. Net income for the twelve months ended December 31, 2007, was $3,166,000 or $0.36 per fully diluted common share. For 2006, the Company reported net income of $7,819,000 or $1.17 per diluted share. Net income for the Fourth Quarter of 2007 was $398,000 or $0.05 per diluted share while net income for the same three months of 2006 was $2,252,000 or $0.29 per diluted share.
     During the full calendar year, the Company’s total assets increased 22.3 percent to $1,046,981,000. Total deposits went up 29.9 percent to $822,627,000 and total loans grew by 25.9 percent to stand at $952,084,000 at year-end. Stockholders’ equity was $137,548,000 at December 31, 2007 and its subsidiary, Fidelity Bank, remains categorized as “well capitalized” by bank regulators.
     Michael J. Ross, President and Chief Executive Officer of both the Holding Company and the Bank, issued his organization’s financial results and commented, “The economic situation in Southeastern Michigan continues to deteriorate and our State’s problems have been well-documented in both the local and national media. These conditions have had a negative effect on our customers and that, in turn, has affected us. While our problems have been focused on residential land development and construction loans, we are particularly pleased that we have no exposure to sub-prime mortgages, either in terms of loans on our books or securities in our investment portfolio.”
     Ross continued, “At year-end, only two percent of our total loans were non-performing and net charge-offs for the full year were only one half of one percent of average loans. That is much better than many of our community bank peers. Net interest margin for the year was 3.48 percent and 3.22 percent in the Fourth Quarter. As the Federal Reserve lowered key interest rates in 2007, the yields on many loans went down, but competition has kept the cost of deposits from going down by a like amount, resulting in a contracting margin.”
     “There were several specific factors that had an impact on Fourth Quarter earnings. First, we had net charge offs of $548,000 in the quarter and made an off-setting addition to the provision for loan losses. Second, we transferred a number of loans to non-accrual status and reversed approximately $221,000 of interest income previously accrued on these loans. Third, we wrote down real estate owned by $105,000. Fourth, we accrued property taxes payable on real estate owned of about $345,000. Finally, while not related to problem loans, a change in FDIC deposit insurance premiums increased expense by $315,000.”

     “We are well aware of how our shareholders have been impacted by the current situation in our industry and at our Bank. Tangible book value of the Company was $11.56 at year end compared to a $7.73 market value. The market price of our stock simply does not reflect the real value inherent in our organization. Because of our strong capital position, we were able to buy over 750,000 shares of our stock, or about 8.4 percent of the shares outstanding, in the open market during 2007.”
     “The good news,” Ross concluded, “is that we are still operating profitably and our capital position remains strong. Even though we are in the midst of a ‘perfect storm’ that rages from Wall Street to Main Street, we are weathering that storm and expect to emerge as a strong and effective competitor. Most importantly, we look forward to a recovery in the financial markets and the banking industry. In due course, we believe that the market will share the same confidence in our financial condition and optimism about our prospects.”
     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary Fidelity Bank operates 19 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
     Contact: Michael J. Ross, President & CEO or Jeffrey L. Karafa, CFO at (313) 565-5700.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	12/31/07	12/31/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,869	$5,824
Federal funds sold	1,495	64,198
Interest bearing deposits with banks	118	8

Total cash and cash equivalents	9,482	70,030

Mortgage loans held for sale	1,316	1,823
Securities, available for sale	8,902	5,878
Federal Home Loan Bank stock	2,072	1,288
Loans
Loans	952,084	756,420
Allowance for loan loss	(10,617)	(7,775)

Net loans	941,467	748,645

Premises and equipment, net	22,782	14,293
Real estate owned	6,319	52
Goodwill	34,028	5,473
Other intangible assets	11,133	2,041
Accrued interest receivable	3,816	3,337
Other assets	5,664	3,071

Total assets	$1,046,981	$855,931

LIABILITIES
Deposits
Non-interest bearing deposits	$83,594	$53,065
Interest bearing deposits	739,033	580,151

Total deposits	822,627	633,216

Other liabilities
Federal funds purchased	30,100	37,300
Securities sold under agreements to repurchase	480	619
Federal Home Loan Bank advances	41,370	25,561
Other liabilities	1,688	516
Accrued interest payable	3,168	3,734
Subordinated debentures	10,000	10,000

Total liabilities	909,433	710,946

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 8,222,413 shares at 12/31/07 and 8,975,085 shares at 12/31/06	135,455	144,907
Retained earnings	2,073	84
Accumulated other comprehensive income (loss)	20	(6)

Total stockholders’ equity	137,548	144,985

Total liabilities and stockholders’ equity	$1,046,981	$855,931

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Twelve Months Ended
(In thousands, except share and per share data)	12/31/07	12/31/06	12/31/07	12/31/06
Interest income
Interest on loans, including fees	$16,998	$14,192	$68,947	$52,321
Interest on securities, available for sale	102	315	603	834
Interest on federal funds	72	197	433	573
Interest on deposits with banks	43	6	127	158

Total interest income	17,215	14,710	70,110	53,886

Interest expense
Interest on deposits	8,616	6,664	33,303	23,447
Interest on other borrowings	530	467	2,338	1,567
Interest on subordinated debentures	195	235	850	870

Total interest expense	9,341	7,366	36,491	25,884

Net interest income	7,874	7,344	33,619	28,002
Provision for loan losses	855	161	5,821	943

Net interest income after provision for loan losses	7,019	7,183	27,798	27,059

Non-interest income
Service charges on deposit accounts	328	192	1,267	699
Fees for other services to customers	43	10	141	48
Gain on the sale of loans	28	43	163	145
Write-down of real estate	(105)	—	(701)	—
Gain (loss) on the sale of real estate	(26)	—	(26)	(103)
Gain (loss) on the sale of securities	—	—	—	9
Other income	54	95	176	127

Total non-interest income	322	340	1,020	925

Non-interest expenses
Salaries and employee benefits	3,318	2,774	13,109	10,288
Occupancy and equipment expense	915	593	3,663	2,420
Intangible expense	416	63	1,328	251
Advertising and marketing	129	46	468	385
Stationery and supplies	137	117	617	402
Professional services	255	190	1,042	768
Data processing	274	151	716	531
Other operating expenses	1,295	266	2,853	1,180

Total non-interest expenses	6,739	4,200	23,796	16,225

Income before income tax provision	602	3,323	5,022	11,759
Income tax provision	204	1,071	1,856	3,940

Net income (loss)	$398	$2,252	$3,166	$7,819

Per share data:
Net income — basic	$0.05	$0.30	$0.37	$1.23
Net income — diluted	$0.05	$0.29	$0.36	$1.17

Weighted average number of shares outstanding — basic	8,349,707	7,579,147	8,606,144	6,372,471
Weighted average number of shares outstanding — diluted	8,497,581	7,867,739	8,771,895	6,672,319

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Loans over 90 days past due and still accruing	$884	$2,673	$2,217	$3,858	$2,101
Non-accrual loans	18,117	17,297	14,941	9,274	5,560

Total non-performing loans	19,001	19,970	17,158	13,132	7,661
Real estate owned and other repossessed assets	6,319	3,338	3,008	3,157	54

Total non-performing assets	$25,320	$23,308	$20,166	$16,289	$7,715

Net charge-offs (Year to date)	$4,683	$4,135	$435	$449	$(24)
Allowance for loan losses	10,617	10,309	9,949	9,647	7,775
ASSET QUALITY RATIOS

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Non-accrual loans to total loans	1.90%	1.83%	1.58%	0.99%	0.74%
Non-performing loans to total loans	2.00%	2.11%	1.81%	1.40%	1.01%
Non-performing assets to total assets	2.42%	2.22%	1.93%	1.56%	0.90%
Loans over 90 days past due and still accruing to total loans	0.09%	0.28%	0.23%	0.41%	0.28%
Net charge-offs to average loans	0.50%	0.44%	0.05%	0.05%	0.00%
Allowance for loan losses to non-performing loans	55.88%	51.62%	57.98%	73.46%	101.49%
Allowance for loan losses to non-performing assets	41.93%	44.23%	49.34%	59.22%	100.78%
Allowance for loan losses to total loans	1.12%	1.09%	1.05%	1.03%	1.03%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Income (loss) from continuing operations	$398	($855)	$2,005	$1,618	$2,252

Add: Non-recurring merger expenses	121	99	131	222	0
Tax effect	(41)	(34)	(45)	(75)	0

After-tax non operating items	80	65	86	147	0

Core operating income (loss)	$478	($790)	$2,091	$1,765	$2,252

	Quarter Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Core operating income (loss)	$478	($790)	$2,091	$1,765	$2,252

Add: Amortization of intangible assets	416	240	336	336	63
Tax effect	(141)	(82)	(114)	(114)	(21)

After-tax non operating items	275	158	222	222	42

Cash operating income (loss)	$751	($632)	$2,312	$1,985	$2,294

	Quarter Ended
(Dollars, in thousands except share and per share data)	12/31/2007	12/31/2006
Income (loss) from continuing operations	$398	$2,252
After-tax non-recurring merger expenses	80	0

Core operating income (loss)	478	2,252
After tax amortization of intangible assets	275	42

Cash operating income (loss)	$752	$2,294

Basic EPS

	Quarter Ended
	12/31/2007	12/31/2006
Income (loss) from continuing operations	$0.05	$0.30
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating income (loss)	$0.06	$0.30
After tax amortization of intangible assets	$0.03	$0.01

Cash operating income (loss)	$0.09	$0.30

Diluted EPS

	Quarter Ended
	12/31/2007	12/31/2006
Income (loss) from continuing operations	$0.05	$0.29
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating income (loss)	$0.06	$0.29
After tax amortization of intangible assets	$0.03	$0.01

Cash operating income (loss)	$0.09	$0.29

Weighted average shares outstanding — basic	8,357,909	7,579,147
Weighted average shares outstanding — diluted	8,504,931	7,867,739

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	12/31/2007	12/31/2006
Average GAAP equity	$139,845	$120,243

Goodwill	34,028	5,473
Other intangible assets	11,438	2,071
Deferred taxes	(988)	(232)

	44,478	7,312

Average tangible equity	$95,367	$112,931

	Quarter Ended
	12/31/2007	12/31/2006
Average GAAP assets	$1,053,498	$821,381

Goodwill	34,028	5,473
Other intangible assets	11,438	2,071
Deferred taxes	(988)	(232)

	44,478	7,312

Average tangible assets	$1,009,020	$814,069

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,869	$14,929	$13,621	$15,720	$5,824
Federal funds sold	1,495	7,031	3,392	8,956	64,198
Interest bearing deposits with banks	118	100	104	59	8

Total cash and cash equivalents	9,482	22,060	17,117	24,735	70,030

Mortgage loans held for sale	1,316	384	1,136	582	1,823
Securities, available for sale	8,902	10,640	11,039	10,554	5,878
Federal Home Loan Bank stock	2,072	1,927	1,927	1,927	1,288
Loans
Loans	952,084	945,622	945,554	938,510	756,420
Allowance for loan loss	(10,617)	(10,309)	(9,949)	(9,647)	(7,775)

Net loans	941,467	935,313	935,605	928,863	748,645

Bank premises and equipment, net	22,782	23,043	23,268	23,376	14,293
Real estate owned	6,319	3,338	3,008	3,157	52
Goodwill	34,028	34,029	32,110	32,242	5,473
Other intangible assets	11,133	11,550	13,697	14,033	2,041
Accrued interest receivable	3,816	4,258	3,833	4,019	3,337
Other assets	5,664	5,416	3,464	2,497	3,071

Total assets	$1,046,981	$1,051,958	$1,046,204	$1,045,985	$855,931

LIABILITIES
Deposits
Non-interest bearing deposits	$83,594	$92,770	$103,641	$99,923	$53,065
Interest bearing deposits	739,033	768,764	727,090	748,113	580,151

Total deposits	822,627	861,534	830,731	848,036	633,216

Other liabilities
Federal funds purchased	30,100	0	21,200	0	37,300
Securities sold under agreements to repurchase	480	491	288	355	619
Federal Home Loan Bank advances	41,370	36,429	37,130	37,241	25,561
Other liabilities	1,688	619	757	650	516
Accrued interest payable	3,168	3,361	3,336	4,627	3,734
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	909,433	912,434	903,442	900,909	710,946

Total stockholders’ equity	137,548	139,524	142,762	145,076	144,985

Total liabilities and stockholders’ equity	$1,046,981	$1,051,958	$1,046,204	$1,045,985	$855,931

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
INTEREST INCOME
Interest on loans, including fees	$16,998	$17,565	$17,259	$17,125	$14,192
Interest on other earning assets	217	286	314	346	518

Total interest income	17,215	17,851	17,573	17,471	14,710

INTEREST EXPENSE
Interest on deposits	8,616	8,663	8,246	7,778	6,664
Interest on other liabilities	725	687	732	1,044	702

Total interest expense	9,341	9,350	8,978	8,822	7,366

Net interest income	7,874	8,501	8,595	8,649	7,344
Provision for loan loss	855	4,060	289	617	161

Net interest income after provision for loan loss	7,019	4,441	8,306	8,032	7,183

NON-INTEREST EXPENSE
Deposit service charges	371	319	346	372	202
Gain on the sale of loans	28	34	47	54	43
Loss on the sale or write-down of real estate	(131)	(496)	(100)	0	0
Other	54	39	64	19	95

Total non-interest income	322	(104)	357	445	340

NON-INTEREST EXPENSE
Salaries and employee benefits	3,318	3,137	3,102	3,552	2,774
Occupancy and equipment expense	915	903	887	958	593
Other expense	2,506	1,451	1,590	1,477	833

Total non-interest expense	6,739	5,491	5,579	5,987	4,200

Income (loss) before income tax provision	602	(1,154)	3,084	2,490	3,323
Income tax provision (benefit)	204	(299)	1,079	872	1,071

Net income (loss)	$398	($855)	$2,005	$1,618	$2,252

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
EARNINGS SUMMARY
Net interest income	$7,874	$8,501	$8,595	$8,649	$7,344
Provision for loan loss	$855	$4,060	$289	$617	$161
Total non-interest income	$322	($104)	$357	$445	$340
Total non-interest expense	$6,739	$5,491	$5,579	$5,987	$4,200
Income taxes	$204	($299)	$1,079	$872	$1,071
Net income (loss)	$398	($855)	$2,005	$1,618	$2,252
Basic earnings per share	$0.05	($0.10)	$0.23	$0.18	$0.30
Diluted earnings per share	$0.05	($0.10)	$0.22	$0.18	$0.29

MARKET DATA
Book value per share	$16.68	$16.47	$16.57	$16.33	$16.15
Tangible book value per share	$11.56	$11.60	$11.35	$11.21	$15.34
Market value per share	$7.73	$12.91	$16.95	$17.49	$19.00
Average basic common shares	8,357,909	8,510,207	8,769,939	8,898,058	7,579,147
Average diluted common shares	8,504,931	8,510,207	9,005,730	9,159,900	7,867,739
Period end common shares	8,247,413	8,471,913	8,614,819	8,876,368	8,975,085

PERFORMANCE RATIOS
Return on average assets	0.15%	-0.32%	0.77%	0.63%	1.09%
Return on average equity	1.13%	-2.37%	5.59%	4.48%	7.43%
Net interest margin (FTE)	3.22%	3.48%	3.57%	3.65%	3.70%
Efficiency ratio	80.93%	61.75%	61.63%	65.83%	54.66%

ASSET QUALITY
Net charge-offs (YTD)	$4,683	$4,135	$435	$449	($24)
Nonperforming loans	$19,001	$19,970	$17,158	$13,132	$7,661
Other real estate	$6,319	$3,338	$3,008	$3,157	$54
Nonperforming loans to total loans	2.00%	2.11%	1.81%	1.40%	1.01%
Nonperforming assets to total assets	2.42%	2.22%	1.93%	1.56%	0.90%
Allowance for loan loss to total loans	1.12%	1.09%	1.05%	1.03%	1.03%

CAPITAL & LIQUIDITY
Average equity to average assets	13.27%	13.60%	13.70%	14.06%	14.64%
Tier 1 capital to risk weighted assets	10.42%	10.48%	10.82%	11.08%	18.71%
Total capital to risk weighted assets	11.51%	11.52%	11.83%	12.06%	19.69%
Loan to deposit ratio	115.74%	109.76%	113.82%	110.67%	119.46%
Loan to funding ratio	105.25%	104.09%	105.14%	104.79%	107.04%

END OF PERIOD BALANCES
Total portfolio loans	$952,084	$945,622	$945,554	$938,510	$756,420
Earning assets	$965,987	$965,704	$963,152	$960,006	$827,792
Total assets	$1,046,981	$1,051,958	$1,046,204	$1,045,879	$855,931
Deposits	$822,627	$861,534	$830,731	$848,036	$633,216
Total shareholders’equity	$137,548	$139,524	$142,762	$144,970	$144,985

AVERAGE BALANCES
Total portfolio loans	$950,169	$946,012	$941,259	$936,288	$746,845
Earning assets	$970,897	$969,940	$966,056	$961,384	$794,448
Total assets	$1,053,498	$1,052,185	$1,049,655	$1,040,779	$821,381
Deposits	$855,931	$854,959	$849,221	$817,483	$649,220
Total shareholders’equity	$139,845	$143,104	$143,825	$146,370	$120,243

Dearborn Bancorp, Inc.
Loan Information at December 31, 2007

		Loan Detail				Other Related Data
		Accruing Loans				Allowance	Year to Date	Other Real
(In thousands)	12/31/07	Current	30 to 89 past due	Over 90 days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$35,833	$34,349	$1,023	$31	$430	$451	$201	$0
Commercial Loans	174,958	170,970	2,865	62	1,061	1,400	690	1,724
Land Development — Residential	63,639	55,013	0	0	8,626	2,209	1,665	219
Land Development — Non Residential	10,156	10,156	0	0	0	117	0	343
Commercial Construction Loans — Residential	33,768	29,586	0	0	4,182	712	1,285	759
Commercial Construction Loans — Non Residential	40,187	40,187	0	0	0	551	0	0
Commercial Mortgage Loans	539,306	535,277	700	0	3,329	4,555	522	3,274
Residential Mortgages Loans	54,237	52,475	482	791	489	488	320	0

Totals	$952,084	$928,013	$5,070	$884	$18,117	10,483	$4,683	$6,319

					Unallocated	134

					Total	$10,617

Dearborn Bancorp, Inc.
Deposit Information

(In thousands)	December 31,
Category	2007	2006
Non-interest bearing
Demand	$83,594	$53,065

Interest bearing

Checking	$65,195	$62,770
Money market	106,145	14,289
Savings	29,815	42,169
Time, under $100,000	193,852	130,898
Time, $100,000 and over	344,026	330,025

	739,033	580,151

	$822,627	$633,216